EXHIBIT 99.1

Deutsche Bank Transportation Conference February 16, 2005 Kevin Benson, President and CEO Douglas Carty, SVP and CFO

The following presentation may contain forward-looking statements. Although such statements reflect our current reasonable judgment regarding the direction of our business, actual results may differ materially from those projected here. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. You can find information on the risk factors concerning why the actual results might differ from statements made today in our documents filed with the Securities and Exchange Commission. Forward-looking Statement

Original Portfolio of Companies

Portfolio of Companies Today

Laidlaw International Focus Develop strategic plans Industry assessments Install new leadership Change portfolio Pay down debt Institute return on capital focus Accelerated change

Proforma Income Statement (1) Pro forma income statement gives effect to the disposition of the healthcare businesses as if the transactions occurred on September 1, 2003. Pro forma cash and debt give effect of the disposition as of Nov. 30, 2004. (2) See Appendix A for reconciliation of EBITDA to GAAP measures for F2003 and F2004 and Appendix B for reconciliation of PF2004 EBITDA to F2004 EBITDA. F2003 Revenue EBITDA Cash F2004 PF2004 $4,483 $3,027 $4,631 456 374 505 % rev 10.2% 10.9% 12.4% ($ in millions) 100 266 Debt $1,145 $1,114 $539 158 (1) (2)

Leader in School Transportation

Education Services 40,000 buses 45,000 employees 484 branches 2 million students a day Largest single operator with 8% of market share Company Profile F04 PY Revenue $1,496 (0.3)% EBITDA 19.2% 50 bps Net CapEx $133 ($38)

Education Services Centralize to improve operating efficiencies Focus branch managers on customer service and employee productivity Key operational information to manage daily performance Objective: Lower Unit Costs

Education Services Minimum return levels "Up or Out" policy Objective: Focus on Return on Capital Result: Improved Margins Targeted 3 - 4 point improvement over 3 - 4 years 2004 EBITDA margin improvement of 70 bps

Education Services Services for non-privatized school buses Focused resources New Revenue Sources Sch Dist 317 Outsourced 163 School District Operated Outsourced Relative Market (approx.150k buses) (more than 300k buses)

An American Icon

Greyhound 3,400 destinations 3,600 coaches 14,000 employees 200 terminals 1,900 agencies 19,000 daily departures Company Profile F04 PY Revenue $1,231 2.2% EBITDA 7.1% 150 bps Net CapEx $36 ($53)

Greyhound 2004 - Stabilization Eliminated excess miles Reduced fleet and overhead Executed three year labor contract Changed pricing strategy

Greyhound 2004 - Results (GLI only) Passenger miles lowered by 11% Overhead staff reduced by 33% Bus fleet cut by 150 units; no new orders placed Revenue per mile increased by 8.7% EBITDA margin up 170 bps

Greyhound 2005 - Network Overhaul STOP LESS. GO MORE. Network focusing on regional short/medium haul passengers Detailed, route specific yield analysis Major route changes underway Restore operating disciplines

Greyhound New Greyhound Increase penetration of traditional markets Deliver on the promise to the customer Aggressively manage costs Improve technology Objectives: Revenue per bus mile increase 15 to 20% Bus miles reduced 25 to 35%

Public Transit At Its Best

Public Transit Services 6,300 employees 3,800 vehicles 150 regional and municipal authorities 25 states Highly competitive industry Company Profile F04 PY Revenue $301 6.1% EBITDA 2.7% (310) bps Net CapEx $13 $3

Public Transit Services 2004 Achievements Reduced unit costs; compensation 65% of revenue Revised training and safety procedures Grew revenue by 6.2% Established foundation for 2005 revenue growth

Financial Snapshot (in millions) 2002 2003 2004 Revenue 4432 4483 4631 2002 2003 2004 Operating Income 62 175 221 2002 2003 2004 Capital Expen 283 321 225

Laidlaw International Simplified portfolio and strengthened balance sheet Return on capital focus Education Services EBITDA margins targeted to increase another 3 points Total overhaul of Greyhound's network Continued growth of Public Transit Target investment grade rating Next Steps

Appendix A A1

Appendix A A2

Appendix B B1